UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2007

MMA MEDIA INC.
(Exact name of registrant as specified in its charter)

Delaware	333-104647	33-0843696
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

9440 S. Santa Monica Blvd., Suite 400
Beverly Hills, California		90210
(Address of Principal Executive Offices)		(Zip Code)

(310) 402-5901
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 25, 2007, MMA Media, Inc. (the “Registrant”) filed a current report on Form 8-K to report the dismissal of Lawrence Scharfman & Co., CPA P.C. as its independent registered public accounting firm and the retaining in its place of AJ Robbins P.C.  The Registrant files this current report on Form 8-K/A to furnish a copy of the letter from Lawrence Scharfman & Co. addressed to the Securities and Exchange Commission stating whether it agrees with the disclosure in the Registrants July 25, 2007 current report on Form 8-K.

Item 4.01                Changes in Registrant’s Certifying Accountant.

Attached as exhibit 16.1 is a letter from Lawrence Scharfman & Co., CPA P.C. addressed to the Securities and Exchange Commission stating whether it agrees with the disclosure in the Registrant’s current report on Form 8-K filed on July 25, 2007.  The Registrant received this letter on August 22, 2007.

Item 9.01                Exhibits.

Exhibit No.	Identification of Exhibit
16.1	Letter from Lawrence Scharfman & Co., CPA P.C., CPA P.C. to the Securities and Exchange Commission regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMA Media Inc.

Date: August 24, 2007	By:	/s/ Michael Kurdziel
Michael Kurdziel
Chief Executive Officer